Property, plant and equipment (Tables)	12 Months Ended
Dec. 31, 2023
Property, plant and equipment
Schedule of property, plant and Equipment, Net

	December 31,
	2023	2022

Leasehold land and buildings	$59,186	$59,065
Leasehold improvements	18	18
Machinery and equipment	19	17
Vehicles and office equipment	469	371
Total	59,692	59,471
Impairment	(1,554)	(1,554)
Less: accumulated depreciation	(11,365)	(9,262)
Plant and equipment, net	$46,773	$48,655